UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2008

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

    On July 25, 2008, National Penn Bancshares, Inc. issued a press release announcing its participation in the Keefe, Bruyette & Woods 9th Annual Community Bank Investor Conference being held in New York on July 29, 2008.  This press release is furnished in this report, pursuant to this Item 8.01, as Exhibit 99.1 and is incorporated herein by reference.

    The text of National Penn’s presentation and the slide presentation which accompanies the text of the presentation are furnished in this report, pursuant to this Item 8.01, as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

    Without limiting the generality of the foregoing, the text of the slide entitled “Safe Harbor Regarding Forward Looking Statements” is incorporated by reference into this Item 8.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	July 29, 2008	By:	/s/ Glenn E. Moyer
			Name:	Glenn E. Moyer
			Title:	President and CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of National Penn Bancshares, Inc., dated July 25, 2008.
99.2	Text of Presentation for National Penn Bancshares, Inc. made on July 29, 2008 at 3:30 p.m. (EST) (filed pursuant to Item 8.01 hereof).
99.3	Slide presentation for National Penn Bancshares, Inc. address made on July 29, 2008 at 3:30 p.m. (EST) (filed pursuant to Item 8.01 hereof).